                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549

                                       FORM 8-K/A

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest event reported):  October 15, 1997

                                  DAOU SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)

                                       DELAWARE
                    (State or other jurisdiction of incorporation)

         0-22073                                           330284454
(Commission File Number)                    (IRS Employer Identification No.)


                  5120 Shoreham Place, San Diego, California  92122
             (Address of principal executive offices, including zip code)

                                    (619) 452-2221
                 (Registrant's telephone number, including area code)

This Form 8-K/A amends and completes registrant's Form 8-K filed on October 29, 1997.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of business acquired.

         Audited Financial Statements of On-Line Networking, Inc.

           Report of Independent Auditors

           Balance Sheets - December 31, 1996 and 1995

           Statements of Operations and Retained Earnings - Years ended
            December 31, 1996 and 1995

           Statements of Cash Flows - Years ended December 31, 1996 and 1995

           Notes to Financial Statements - December 31, 1996

    (b)  Pro Forma Financial Information:

            The unaudited pro forma combined condensed balance sheets at September 30, 1997, and December 31, 1996 and the pro forma combined condensed statements of operations for the nine months ended September 30, 1997 and 1996 and for the years ended December 31, 1996 and 1995 give effect to the acquisition of On-Line Networking, Inc. as of December 31, 1996 for the combined condensed pro forma balance sheet and January 1, 1995 for the combined condensed pro forma statements of operations. The pro forma information is based on the historical financial statements of On-Line Networking, Inc. and DAOU Systems, Inc. giving effect to the transaction under the pooling-of-interests method of accounting and assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements.

    (c)  Exhibits.

         The following exhibits are filed herewith or incorporated by reference as part of this report:

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------

           2.1* Agreement and Plan of Merger, dated as of September 25, 1997, by and among DAOU Systems, Inc., a Delaware corporation, DAOU On-Line, Inc., a Delaware corporation and wholly owned subsidiary of DAOU Systems, Inc., On-Line Networking, Inc., a New Jersey corporation, and the Stockholders of On-Line Networking, Inc.

          99.1** Press release entitled "DAOU Systems Merges with On-Line Networking, Inc."


         * Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on October 29, 1997 and incorporated herein by reference.

         ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on September 26, 1997 and incorporated herein by reference.

                                 Financial Statements

                               On-Line Networking, Inc.

                        YEARS ENDED DECEMBER 31, 1996 AND 1995
                         WITH REPORT OF INDEPENDENT AUDITORS

                                On-Line Networking, Inc.

                                 Financial Statements

                        Years ended December 31, 1996 and 1995


                                CONTENTS

Report of Independent Auditors.......................................1
Balance Sheets.......................................................2
Statements of Operations and Retained Earnings.......................3
Statements of Cash Flows.............................................4
Notes to Financial Statements........................................5


                       Report of Independent Auditors


The Board of Directors
On-Line Networking, Inc.

We have audited the accompanying balance sheets of On-Line Networking, Inc. as of December 31, 1996 and 1995, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of On-Line Networking, Inc. at December 31, 1996 and 1995 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                                     ERNST & YOUNG LLP

San Diego, California
October 3, 1997

                                On-Line Networking, Inc.

                                    Balance Sheets

                                                  DECEMBER 31,
                                                 1996        1995
                                             -----------------------
ASSETS
Current assets:
 Cash                                        $    9,594  $  126,604
 Accounts receivable, net of allowance for
  doubtful accounts of $10,000 in 1996
  and $5,000 in 1995                            884,522     783,191
 Contract work in progress                      155,800      54,538
 Inventory                                       27,368     104,900
 Prepaid expenses                                 5,483       5,087
                                             -----------------------
Total current assets                          1,082,767   1,074,320

Property and equipment:
 Vehicles                                       148,670     129,669
 Furniture and equipment                         52,788      28,436
                                             -----------------------
                                                201,458     158,105
 Less accumulated depreciation                   79,460      45,514
                                             -----------------------
                                                121,998     112,591

Security deposits                               100,424       2,900
Cash surrender value of life insurance            2,723       3,468
                                             -----------------------
                                             $1,307,912  $1,193,279
                                             -----------------------
                                             -----------------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Line of credit                              $   50,000  $        -
 Accounts payable                               241,120     295,910
 Compensation payable to stockholders           420,000     615,000
 Accrued expenses and taxes                     145,250     159,153
 Current portion of long-term debt               25,992      31,976
                                             -----------------------
Total current liabilities                       882,362   1,102,039

Long-term debt                                   18,379      45,244

Stockholders' equity:
 Common stock, no par value; 2,500 shares
  authorized, 1,500 issued and outstanding        3,000        3,000
 Retained earnings                              404,171       42,996
                                             -----------------------
Total stockholders' equity                      407,171       45,996
                                             -----------------------
                                             $1,307,912   $1,193,279
                                             -----------------------
                                             -----------------------


SEE ACCOMPANYING NOTES.

                             On-Line Networking, Inc.

                  Statements of Operations and Retained Earnings

                                                   YEARS ENDED DECEMBER 31,
                                                       1996         1995
                                                  -------------------------
Revenues                                          $4,615,806     $2,984,858
Cost of revenues                                   3,231,801      1,685,267
                                                  -------------------------
Gross profit                                       1,384,005      1,299,591

Operating expenses:
 Compensation and related benefits                   530,257      1,195,080
 Selling, general and administrative expenses        477,584        370,770
 Interest expense                                     10,374         10,915
                                                  -------------------------
Income (loss) before provision for income taxes      365,790       (277,174)

Provision for income taxes                             4,615         24,258
                                                  -------------------------
Net income (loss)                                    361,175       (301,432)

Retained earnings, beginning of year                  42,996        344,428
                                                  -------------------------
Retained earnings, end of year                    $  404,171     $  42,996
                                                  -------------------------
                                                  -------------------------


SEE ACCOMPANYING NOTES.

                                 On-Line Networking, Inc.

                                 Statements of Cash Flows

                                                       YEAR ENDED DECEMBER 31,
                                                          1996        1995
                                                      --------------------------
OPERATING ACTIVITIES
Net income (loss)                                      $  361,175     $(301,432)
Adjustments to reconcile net income (loss) to net
 cash provided by operating activities:
  Depreciation and amortization                            33,946        24,018
  Cash surrender value of life insurance                      745        (3,468)
   Changes in operating assets and liabilities:
    Accounts receivable                                  (101,331)     (342,681)
    Contract work in progress                            (101,262)      (54,538)
    Inventory                                              77,532       (87,400)
    Prepaid expenses                                         (396)       (5,087)
    Accounts payable                                      (54,790)      211,494
    Accrued expenses and taxes                              4,518       116,691
    Income taxes payable                                  (18,421)       19,196
    Stockholders' bonuses payable                        (195,000)      615,000
                                                      --------------------------
Net cash provided by operating activities                   6,716       191,793

INVESTING ACTIVITIES
Purchase of vehicles, furniture and equipment             (43,353)      (45,118)
Security deposits                                         (97,524)       (2,900)
Repayment of loans to stockholders                             -        (39,500)
                                                      --------------------------
Net cash used in investing activities                    (140,877)      (87,518)

FINANCING ACTIVITIES
Principal payments on long-term debt                      (32,849)       (8,555)
Line of credit                                             50,000            -
                                                      --------------------------
Net cash provided by (used in) financing activities        17,151        (8,555)
                                                      --------------------------

Net (decrease) increase in cash                          (117,010)       95,720
Cash at beginning of year                                 126,604        30,884
                                                      --------------------------
Cash at end of year                                      $  9,594     $ 126,604
                                                      --------------------------
                                                      --------------------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year for:
 Interest                                              $  10,374      $  10,915
                                                      --------------------------
                                                      --------------------------
 Income taxes                                          $  46,064       $  5,062
                                                      --------------------------
                                                      --------------------------


SEE ACCOMPANYING NOTES.

                                On-Line Networking, Inc.

                              Notes to Financial Statements

                                   December 31, 1996

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

On-Line Networking, Inc. (the "Company") designs, installs and provides servicing of local area computer and voice network systems. The Company also provides telecommunications cabling, and is a value-added reseller for hardware products related to the aforementioned activities.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

REVENUE RECOGNITION

Revenue is recognized on the percentage-of-completion method with progress to completion measured by labor costs incurred to date compared to total estimated labor costs. Provisions for estimated losses on contracts, if any, are made during the period when the loss becomes probable and can be reasonably estimated. Revenues recognized in excess of amounts billed and project costs are classified as contract work in progress.

INVENTORY

Inventory consists of materials used for cable installation and are stated at the lower of cost (on a first-in, first-out basis) or market value.

VEHICLES, FURNITURE AND EQUIPMENT

Vehicles, furniture and equipment are carried at cost. Depreciation is computed using the straight-line method over the estimated useful life of the assets generally five to ten years.

INCOME TAXES

As of January 1, 1996, the stockholders elected to be treated as an S Corporation for tax purposes with the stockholders becoming liable for tax on the Company's taxable income. As a result, the accompanying financial statements do not reflect any current or deferred tax provisions other than appropriate state franchise taxes. The Company prepares its income tax returns on the cash basis of accounting.

                                On-Line Networking, Inc.

1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  LINE OF CREDIT

At December 31, 1996, the Company has available a $200,000 line of credit arrangement with a bank. The agreement provides for the payment of interest at the bank's variable base rate, as defined (8.75% at December 31, 1996) plus 1% and is callable on demand. The line is secured by accounts receivable, inventories and equipment, and is personally guaranteed by the three stockholders of the Company. At December 31, 1996, $50,000 was outstanding under the line of credit. Interest expense for the year ended December 31, 1996 was $3,252.

In August 1997, the Company amended the aforementioned credit agreement. The amended agreement increases the available line of credit to $500,000 expiring on March 31, 1998. The amended agreement contains substantially similar terms and covenant agreements.

3.  MAJOR CUSTOMERS

Revenue from three customers, each exceeding 10% of total revenue, represented 34%, 12% and 12% for the year ended December 31, 1995. Revenue from three customers, each exceeding 10% of total revenue represented 39%, 12% and 10% for the year ended December 31, 1996. The aggregate accounts receivable balances for the major customers were $510,355 and $196,425 at December 31, 1996 and 1995, respectively.

4.  LONG-TERM DEBT

Long-term debt at December 31, 1996 consists of secured notes payable to seven financing companies and banks. As of December 31, 1996, the notes require aggregate monthly payments of $3,138, including interest with rates ranging from 5.9% to 10.5%. The notes mature from June 1997 to October 1999 and are secured by vehicles. Interest expense for the years ended December 31, 1996 and 1995 was $3,691 and $5,684, respectively.

                                On-Line Networking, Inc.

Approximate aggregate principal amounts of long-term debt maturing in each of the three fiscal years subsequent to December 31, 1996 are as follows:
1997--$25,992; 1998--$14,903; 1999--$3,476.

5.  PROFIT SHARING PLAN

The Company has a profit sharing plan covering substantially all employees who have completed one year of service and are twenty-one years of age. Profit sharing contributions are made at the discretion of management. Contributions vest 20% after two years and an additional 20% for each year thereafter. Profit sharing expense was $77,124 and $67,500 for the years ended December 31, 1996 and 1995, respectively.

6.  LEASE COMMITMENTS

The Company leases certain office space and automobiles under operating leases that expire on various dates through 1999. In 1997, the Company entered into two operating leases for certain office space which expire at various dates through 2001.

Aggregate future minimum lease payments required under noncancelable operating leases in each of the five fiscal years subsequent to December 31, 1996 are as follows:

                    Years Ending December 31,
                    -------------------------
                    1997                                         $68,800
                    1998                                          85,600
                    1999                                          60,400
                    2000                                          33,700
                    2001                                          10,300


Total rental expense under the operating leases was $41,272 and $26,599 during the years ended December 31, 1996 and 1995, respectively.

7.  SUBSEQUENT EVENTS

In September 1997, the Company entered into a merger agreement with DAOU Systems, Inc. ("DAOU"). DAOU, a publicly traded company will exchange 150,000 shares of common stock for all of the issued and outstanding common shares of the Company.

                       UNAUDITED PRO FORMA COMBINED CONDENSED
                                 FINANCIAL STATEMENTS



The following unaudited pro forma combined condensed financial statements give effect to the Merger of DAOU Systems, Inc. ("DAOU") and On-Line Networking, Inc. ("On-Line") accounted for using the pooling-of-interests method of accounting. These pro forma financial statements are presented for illustrative purposes only and therefore are not necessarily indicative of the operating results or financial position that might have been achieved had the Merger occurred as of an earlier date, nor are they necessarily indicative of operating results or financial position which may occur in the future.

A pro forma combined condensed balance sheet is provided as of September 30, 1997 and December 31, 1996, giving effect to the Merger as though it had been consummated on that date. Pro forma combined condensed statements of operations are provided for the nine-month periods ended September 30, 1997 and 1996 and the years ended December 31, 1996 and 1995, giving effect to the Merger as though it had occurred at the beginning of the earliest period presented.

The pro forma combined condensed statements of operations for the years ended December 31, 1996 and 1995 are derived from the audited historical financial statements of DAOU and audited historical financial statements of On-Line. The pro forma combined condensed financial statements as of and for the nine-month periods ended September 30, 1997 and 1996 have been prepared on the same basis as the historical information derived from the audited financial statements. In the opinion of DAOU's and On-Line's management, the unaudited financial statements of DAOU and On-Line referred to above include all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial position and results of operations for such periods.

                                  DAOU Systems, Inc.

                       UNAUDITED PRO FORMA COMBINED CONDENSED
                                    BALANCE SHEETS

                                  September 30, 1997
                                    (IN THOUSANDS)


                                                                                 PRO FORMA
                                                                                 ADJUSTMENTS
                                                      DAOU         ON-LINE         FOR THE       PRO FORMA
                                                    HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                                    ------------------------------------------------------

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                         $12,029        $  551         $  --          $  12,580
  Short-term investments                              7,828            --            --              7,828
  Accounts receivable                                 5,629           665            --              6,294
  Contract work-in-progress                          10,217           520            --             10,737
  Deferred income taxes                                 176            --            --                176
  Other current assets                                  672            10            --                682
                                                    ------------------------------------------------------
      Total current assets                           36,551         1,746            --             38,297

Due from officers/stockholders                          116            --            --                116
Equipment, furniture and fixtures, net                2,513           183            --              2,696
Deferred income taxes                                    23            --            --                 23
Other assets                                          1,467            35            --              1,502
                                                    ------------------------------------------------------
                                                    $40,670        $1,964          $ --            $42,634
                                                    ------------------------------------------------------
                                                    ------------------------------------------------------

LIABILTIIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Trade accounts payable                           $  1,602        $  144          $ --           $  1,746
  Accrued salaries and wages                          1,064           745            --              1,809
  Deferred revenue                                      223            --            --                223
  Other accrued liabilities                           2,448           337            --              2,785
  Income taxes payable                                  582           116            --                698
  Line of credit and long-term debt, current
    portion                                              --            34            --                 34
                                                    ------------------------------------------------------
      Total current liabilities                       5,919         1,376            --              7,295

Deferred rent                                            38            --            --                 38
Long-term debt                                           --            47            --                 47

Stockholders' equity:
  Common stock                                           10             3            (3)                10
  Additional paid-in capital                         34,306            --             3             34,309
  Deferred compensation                                (972)           --            --               (972)
  Retained earnings                                   1,369           538            --              1,907
                                                    ------------------------------------------------------
      Total stockholders' equity                     34,713           541            --             35,254
                                                    ------------------------------------------------------
                                                    $40,670        $1,964         $  --            $42,634
                                                    ------------------------------------------------------
                                                    ------------------------------------------------------


   SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                  DAOU Systems, Inc.

                       UNAUDITED PRO FORMA COMBINED CONDENSED
                                    BALANCE SHEETS

                                  December 31, 1996
                                    (IN THOUSANDS)


                                                                                 PRO FORMA
                                                                                 ADJUSTMENTS
                                                      DAOU         ON-LINE         FOR THE       PRO FORMA
                                                    HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                                    ------------------------------------------------------

ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                         $2,447          $  10         $    --       $  2,457
  Accounts receivable                                5,287            884              --          6,171
  Contract work-in-progress                          3,600            183              --          3,783
  Deferred income taxes                                176             --              --            176
  Other current assets                                 602              6              --            608
                                                    ----------------------------------------------------
      Total current assets                          12,112          1,083              --         13,195

Due from officers/stockholders                         228             --              --            228
Equipment, furniture and fixtures, net               1,033            122              --          1,155
Deferred income taxes                                   23             --              --             23
Other assets                                           128            103              --            231
                                                    ----------------------------------------------------
                                                   $13,524         $1,308         $    --        $14,832
                                                    ----------------------------------------------------
                                                    ----------------------------------------------------

LIABILTIIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Trade accounts payable                            $  555         $  241         $    --         $  796
  Accrued salaries and wages                           875            145              --          1,020
  Deferred revenue                                   1,011             --              --          1,011
  Other accrued liabilities                            745            420           152(2)         1,317
  Income taxes payable                                  99              1              --            100
  Line of credit and long-term debt, current
    portion                                            150             76              --            226
                                                    ----------------------------------------------------
      Total current liabilities                      3,435            883           152(2)         4,470

Deferred rent                                           62             --              --             62
Redeemable preferred stock                           8,190             --              --          8,190
Long-term debt                                                         18              --             18

Stockholders' equity:
  Common stock                                           8              3              (3)             8
  Additional paid-in capital                         1,347             --               3          1,350
  Deferred compensation                             (1,166)            --              --         (1,166)
  Accretion of preferred stock                        (572)            --              --           (572)
  Retained earnings                                  2,220            404            (152)(2)      2,472
                                                    ----------------------------------------------------
      Total stockholders' equity                     1,837            407            (152)(2)      2,092
                                                    ----------------------------------------------------
                                                   $13,524         $1,308         $    --        $14,832
                                                    ----------------------------------------------------
                                                    ----------------------------------------------------


    SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                  DAOU Systems, Inc.

                        UNAUDITED PRO FORMA COMBINED CONDENSED
                               STATMENTS OF OPERATIONS

                             Year ended December 31, 1996

                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        PRO FORMA
                                                                        ADJUSTMENTS
                                             DAOU         ON-LINE         FOR THE       PRO FORMA
                                           HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                           ------------------------------------------------------


Revenues                                   $23,767       $4,616                         $28,383
Cost of revenues                            16,875        3,232                          20,107
                                           ----------------------                       ---------
Gross profit                                 6,892        1,384                           8,276

Operating expenses:
  Sales and marketing                        2,158           68                           2,226
  General and administrative                 4,260          940                           5,200
                                           ----------------------                       ---------
                                             6,418        1,008                           7,426
                                           ----------------------                       ---------
Income from operations                         474          376                             850
Interest income (expense), net                 208          (10)                            198
                                           ----------------------                       ---------
Income before income taxes                     682          366                           1,048
Provision for income taxes                     121            5           150(1)            276
                                           ------------------------------------------------------
Net income                                     561          361          (150)(1)           772
Accretion of redeemable preferred stock        485           --                             485
                                           ------------------------------------------------------
Net income attributable to common stock      $  76       $  361         $(150)(1)        $  287
                                           ------------------------------------------------------
                                           ------------------------------------------------------

Earnings per share data:
Net income per common share and common
  share equivalents                                                                      $ 0.03
                                                                                        ---------
                                                                                        ---------

Weighted average number of common shares
  and common share equivalents
  outstanding                                                                             9,703
                                                                                        ---------
                                                                                        ---------


(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to merger transaction On-Line was an S corporation, therefore income taxes were the responsibility of the individual shareholders.

   SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                  DAOU Systems, Inc.

                        UNAUDITED PRO FORMA COMBINED CONDENSED
                               STATMENTS OF OPERATIONS

                             Year ended December 31, 1995

                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        PRO FORMA
                                                                        ADJUSTMENTS
                                             DAOU         ON-LINE         FOR THE       PRO FORMA
                                           HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                           ------------------------------------------------------

Revenues                                   $16,878        $2,985                        $19,863
Cost of revenues                            10,471         1,685                         12,156
                                           -----------------------                      ---------
Gross profit                                 6,407         1,300                          7,707

Operating expenses:
  Sales and marketing                        1,055            65                          1,120
  General and administrative                 3,155         1,501                          4,656
                                           -----------------------                      ---------
                                             4,210         1,566                          5,776
                                           -----------------------                      ---------
Income (loss) from operations                2,197          (266)                         1,931
Interest income (expense), net                  73           (11)                            62
                                           -----------------------                      ---------
Income (loss) before income taxes            2,270          (277)                         1,993
Provision (benefit) for income taxes           851            24        (114)(1)            761
                                           ------------------------------------------------------
Net income (loss)                            1,419          (301)        114 (1)          1,232
Accretion of redeemable preferred stock         87            --          --                 87
                                           ------------------------------------------------------
Net income (loss) attributable to
 common stock                               $1,332       $  (301)       $114 (1)       $  1,145
                                           ------------------------------------------------------
                                           ------------------------------------------------------

Earnings per share data:
Net income per common share and common
  share equivalents                                                                    $   0.14
                                                                                       ----------
                                                                                       ----------

Weighted average number of common
  shares and common share equivalents
  outstanding                                                                             8,266
                                                                                       ----------
                                                                                       ----------


(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to merger transaction On-Line was an S corporation, therefore income taxes were the responsibility of the individual shareholders.

  SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                  DAOU Systems, Inc.

                        UNAUDITED PRO FORMA COMBINED CONDENSED
                               STATMENTS OF OPERATIONS

                        Nine months ended September 30, 1997

                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        PRO FORMA
                                                                        ADJUSTMENTS
                                             DAOU         ON-LINE         FOR THE       PRO FORMA
                                           HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                           ------------------------------------------------------

Revenues                                   $23,058        $4,133                        $27,191
Cost of revenues                            15,945         2,921                         18,866
                                           -----------------------                      ---------
Gross profit                                 7,113         1,212                          8,325

Operating expenses:
  Sales and marketing                        3,667            75                          3,742
  General and administrative                 3,558           777                          4,335
  Merger costs                                 640            44                            684
                                           -----------------------                      ---------
                                             7,865           896                          8,761
                                           -----------------------                      ---------
Income (loss) from operations                 (752)          316                           (436)
Interest income (expense), net                 551           (19)                           532
Other income                                    34            --                             34
                                           -----------------------                      ---------
Income (loss) before income taxes             (167)          297                            130
Provision for income taxes                     590           117                            707
                                           ------------------------------------------------------
Net income (loss)                          $  (757)       $  180                        $  (577)
                                           ------------------------------------------------------
                                           ------------------------------------------------------

Earnings per share data:
Net loss per common share                                                               $ (0.05)
                                                                                        ---------
                                                                                        ---------

Weighted average number of common
  shares outstanding                                                                     11,580
                                                                                        ---------
                                                                                        ---------


(1) Adjust the income tax provision for income taxes based on an effective tax rate of 41%. Prior to merger transaction On-Line was an S corporation, therefore income taxes were the responsibility of the individual shareholders.

   SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

                                  DAOU Systems, Inc.

                        UNAUDITED PRO FORMA COMBINED CONDENSED
                               STATMENTS OF OPERATIONS

                        Nine months ended September 30, 1996

                        (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                        PRO FORMA
                                                                        ADJUSTMENTS
                                             DAOU         ON-LINE         FOR THE       PRO FORMA
                                           HISTORICAL    HISTORICAL     TRANSACTION      COMBINED
                                           ------------------------------------------------------

Revenues                                   $15,796        $3,534                        $19,330
Cost of revenues                            11,201         2,551                         13,752
                                           -----------------------                      ---------
Gross profit                                 4,595           983                          5,578

Operating expenses:
  Sales and marketing                        1,389            37                          1,426
  General and administrative                 2,901           742                          3,643
                                           -----------------------                      ---------
                                             4,290           779                          5,069
                                           -----------------------                      ---------
Income from operations                         305           204                            509
Interest income (expense), net                 170            (9)                           161
                                           -----------------------                      ---------
Income before income taxes                     475           195                            670
Provision for income taxes                      84             3          80 (1)            167
                                           ------------------------------------------------------
Net income                                  $  391        $  192        $(80)(1)        $   503
                                           ------------------------------------------------------
                                           ------------------------------------------------------

Earnings per share data:
Net income per common share and
  common share equivalents                                                              $  0.05
                                                                                        ---------
                                                                                        ---------

Weighted average number of common
  shares and common share equivalents
  outstanding                                                                             9,178
                                                                                        ---------
                                                                                        ---------


(1) Adjust the income tax provision for income taxes based on an incremental tax rate of 41%. Prior to merger transaction On-Line was an S corporation, therefore income taxes were the responsibility of the individual shareholders.

   SEE NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS.

    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


1. The unaudited pro forma combined condensed financial statements of DAOU Systems, Inc. ("DAOU") and On-Line Networking, Inc. ("On-Line") give retroactive effect to the Merger using the pooling-of-interests method of accounting, and, as a result, the unaudited pro forma combined condensed balance sheets and statements of operations are presented as if the condensed financial statements will become the historical financial statements of DAOU upon issuance of financial statements for a period that includes the Merger date. The unaudited pro forma combined condensed financial statements reflect the issuance of 150,000 fully paid and nonassessable shares of DAOU's common stock for each share of On-Line common stock to effect the Merger.

2. The unaudited pro forma combined condensed balance sheets combine DAOU's September 30, 1997 unaudited balance sheet with On-Line's September 30, 1997 unaudited balance sheet. The unaudited pro forma combined condensed balance sheets combine DAOU's December 31, 1996 audited balance sheet with On-Line's December 31, 1996 audited balance sheet. The adjustment related to the estimated costs of the merger transaction and integration of the businesses and are estimated to be approximately $160,000, net of estimated tax benefits of approximately $8,000. No pro forma adjustment was reflected in the combined condensed balance sheets as of September 30, 1997 as these costs were accrued during this quarter.

3. The unaudited pro forma combined condensed statements of operations combine DAOU's historical results for the years ended December 31, 1996 and 1995 and the unaudited nine-months ended September 30, 1997 and 1996 with the On-Line historical results for the years ended December 31, 1996 and 1995 and the unaudited nine months ended September 30, 1997 and 1996, respectively.

4. The unaudited pro forma data are presented for informational purposes only and do not give effect to any synergies that may occur due to the combining of DAOU's and On-Line's existing operations. DAOU incurred charges of $152,000, net of taxes, in the quarter ending September 30, 1997, the quarter in which the Merger was consummated, to reflect costs associated with combining the operations of the two companies and transaction fees and costs incident to the Merger. This charge is reflected in the unaudited pro forma combined condensed balance sheet as of December 31, 1996 but is not included in the unaudited pro forma combined condensed statement of operations.

                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 26, 1997          DAOU SYSTEMS, INC.



                                  By: /s/ Fred C. McGee
                                     ------------------------------------------
                                      Fred C. McGee, Chief Financial Officer

                                    EXHIBIT INDEX

         Exhibit
           No.               Document Description
         --------       ----------------------------------------------------
           2.1*         Agreement and Plan of Merger, dated as of
                        September 25, 1997, by and among DAOU Systems, Inc., a
                        Delaware corporation, DAOU On-Line, Inc., a Delaware corporation and wholly owned subsidiary of DAOU
                        Systems, Inc., On-Line Networking, Inc., a New Jersey corporation, and the Stockholders of On-Line
                        Networking, Inc.
          99.1**        Press release entitled "DAOU Systems
                        Merges with On-Line Networking, Inc."

         * Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on October 29, 1997 and incorporated herein by reference.

         ** Filed as an exhibit to the Company's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on September 26, 1997 and incorporated herein by reference.